SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED JANUARY 5, 2006

TO PROSPECTUSES DATED DECEMBER 30, 2005
FOR FUTURITY ACCOLADE, FUTURITY III,
FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE,
FUTURITY SELECT FREEDOM, and FUTURITY SELECT SEVEN

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the SCSM Value Small Cap Fund (the "Fund").

Effective January 9, 2006, OppenheimerFunds, Inc. will replace OpCap Advisors as the sub-adviser to the Fund. Also on January 9, 2006, the name of the Fund will be changed to SC Oppenheimer Main Street Small Cap Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity (US) 1/06